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                            [FORM OF LOCKUP LETTER]



Audio Book Club, Inc.
2295 Corporate Boulevard, N.W.
  Suite 222
Boca Raton, Florida 33431

National Securities Corporation
1001 Fourth Avenue -- Suite 2200
Seattle, Washington 98154-1100


Ladies and Gentlemen:

     In order to induce National Securities Corporation (the "Underwriter") and Audio Book Club, Inc. (the "Company") to enter into an underwriting agreement (the "Underwriting Agreement") with respect to the offering of securities issued by the Company, the undersigned intending to be legally bound hereby agrees that for a period commencing on the date hereof and ending thirteen (13) months following the effective date of the registration statement (the "Registration Statement") relating to the underwritten public offering of securities issued by the Company (the "Offering"), he, she or it will not, without the prior written consent of the Underwriter, directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any securities issued by the Company, including common stock or securities convertible into or exchangeable or exercisable for or evidencing any right to purchase or subscribe for any shares of common stock (the "Securities") (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) whether or not beneficially owned by the undersigned, or dispose of any beneficial interest therein, other than (i) securities acquired by the undersigned subsequent to the consummation of the Offering and (ii) the transfer of no more than an aggregate of [10% of the number of shares of Common Stock held of record prior to the consummation of the Offering] as a bona fide gift to a person or trust who or which agrees to be bound by the foregoing limitation.

     In order to enable the aforesaid covenants, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's Securities with respect to any of the Company's Securities registered in the name of the undersigned or beneficially owned by the undersigned.



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     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflicts of law principles thereof.

Date: ____________________, 1997        _________________________________
                                        Name (Please print or type)

________________________________        _________________________________
Address (Please print or type)          Signature

________________________________        _________________________________
                                        Social Security or
________________________________        Federal Tax I.D. Number